EXHIBIT 99.1

 Taglich ConferenceMay 2, 2017  OTCQB: ASPUwww.aspen.edu    ASPEN GROUP, INC.

 SAFE HARBOR STATEMENT  Certain statements in this presentation and responses to various questions include forward-looking statements including statements regarding our opportunities and expectations from the nursing education sector, the future federal regulatory impact on Aspen, the impact of our increased marketing spend, future liquidity, and our strategic plans and financial forecasts and projections. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include competition, difficulties the new Trump administration may encounter changing existing regulations including delays and litigation, ineffective media and/or marketing, changes in the nursing industry which make having a degree less attractive, failure to maintain growth in degree seeking students, our assumptions that we base our projections/forecasts on turn out to be inaccurate, failure to close acquisition of regionally accredited university and failure to generate sufficient revenue. Further information on our risk factors is contained in our filings with the SEC, including the 10-K dated July 27, 2016. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.Regulation G - Non-GAAP Financial Measures  This presentation includes a discussion of Adjusted EBITDA and Adjusted Gross Margins, non-GAAP financial measures. Certain information regarding these non-GAAP financial measures (including reconciliations to GAAP) is provided on the Investor Relations section of the Aspen website at www.ir.aspen.edu.

         ASPEN UNIVERSITY DISRUPTING THE ONLINE FOR-PROFIT EDUCATION SECTOR  2  “Pay-As-You-Go”Monthly Payment Plans  Targeting the High-GrowthNursing Sector  Ability to Deliver Sub-$1,000 Enrollments at Scale  Aspen Among the Fasting GrowingUniversities in U.S.

ASPEN FIRST UNIVERSITY EVER TO VERTICALLY INTEGRATE MARKETING

- **Best-in-class customer acquisition**
  - Management's expertise in Internet advertising and lead generation allowed Aspen to bring all marketing in-house
    - Do not utilize third-party lead gen firms
    - All Aspen branded ads
    - Direct publisher relationships
    - Average customer acquisition costs <$800 is 1/5th the cost of competitors (~$4,000 - $5,000)

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 ASPEN UNIVERSITY’S MONTHLY PAYMENT BUSINESS MODEL  4  Aspen University offers world class online education at half the cost of its competitors; committed to cash-based, pay-as-you-go education“Let’s Change Higher Education Forever” Students can pay $325/month for a Master’s degree = $11,700 (36 monthly payments)Students can pay $250/month for a Bachelor’s Degree = $18,000 (72 monthly payments)Students can pay $375/month for a Doctoral Degree = $27,000 (72 monthly payments)

 MONTHLY PAYMENT METHODS NOWTHE MAJORITY PAYMENT TYPE  5  Recurring Monthly Tuition Billing Now Exceeds $650,0002,575 degree-seeking students enrolled in a monthly payment method (as of 1/31/17)Total value of monthly payment plan contracts exceeds $16.5 million (as of 10/31/16)    Tuition Revenues by Payment Type (last 90 days avg.): Monthly Payment Methods: 61% -Monthly Payment Plan 56% -Monthly Installment Plan 5%Cash 9%Federal Financial Aid 21%Other (Corporate Tuition Reimbursement/Military) 9%Total 100%

UNIT ECONOMICS AMONG BEST IN SECTOR

- **Low customer acquisition costs and variable teaching costs create highly attractive unit economics – projecting 68%+ Gross Margins (70%+ Adjusted Gross Margins*) at scale**
  - Average course completions per student enrollment is 8 = **$7,000** revenue** (average $800 tuition/course today and rising), earned over 4+ years
  - **Direct Cost ~$2,000**
    - Student acquisition cost ~ $800 (average)
    - Teaching cost ~ $1,200 (average)
      - Hybrid faculty model (Full-Time/Adjunct Faculty)
      - <$150 per student course completion
      - Save ~$50,000 annual per F-T conversion
- **Gross Profit/New Student Enrollment ~ $5,000**

** This is a Non-GAAP financial measure - see slide 1 “Regulation G – Non-GAAP Financial Measures”*
***Assumes $600 of misc. revenue/student*

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 THE NURSING DILEMMA  7  Critical Nursing shortage projected next decade (260,000 RN shortage by 2025)More than 1 million RNs will reach retirement age within next 10-15 years (average age of RNs is 47 years old); 525,000 replacement Nurses expected, bringing the job openings growth to 1.05mm by 2022Nursing expected to be among fastest growing occupations in U.S. through 2022 -- RN workforce expected to grow from 2.71mm RNs in 2012 to 3.24mm in 2022 (19%)*U.S. Nursing schools turned away 79,659 qualified applicants from Baccalaureate and Graduate programs in 2012 due to insufficient number of Faculty and classroom sites***Bureau of Labor Statistics **American Association of Colleges of Nursing Report

 ASPEN CAPTURING ~2% OF BSN COMPLETION STARTS  WSJ Article, March 6, 2016  Approximately 140K students currently enrolled in BSN Completion programs; or approx. 50,000 new enrolls/year

 STUDENT BODY ANALYSIS  9

 FISCAL Q3’17 RECORD OPERATING METRICS  10  Aspen set a quarterly enrollment record in Q3 with 825 new student enrollments; expecting well over 900 in Q4New class starts up 69% YoY, from 2,753 to 4,652Rolling 6-month average cost-per-enrollment (CPE) dropped 8% YoY, from $828 to $768Particularly impressive given marketing spending rose by 35% YoYMarketing efficiency ratio is 9.1X; meaning Aspen now projects to earn a 9.1 times return on its marketing investments

 LOI For Regionally-Accredited University  11  On 3/9/17 Aspen Group announced the signing of a letter of intent to acquire a regionally accredited, for-profit university in California$9mm purchase price ($4.5mm stock, $2.5mm cash, $2mm convertible note maturing over a two year period)Closing targeted for late in calendar yearPlan to launch Aspen’s monthly payment plans across all degree categories for this university  Aspen University Inc.  Aspen Group, Inc.  Regionally-AccreditedUniversity in CA

 Summary Income Statement  12  Adjusted EBITDA is a Non-GAAP financial measure - see slide 1 “Regulation G – Non-GAAP Financial Measures”

 EQUITY SNAPSHOT   13  As of 4/27/17    Ticker on OTCQB:  ASPU  Share Price:  $4.65  52 Week Range:  $1.52 - $5.00  Market Cap:  $62.8 Million  Shares Outstanding :  13.5 Million  Mgmt & BOD Ownership:  19%

Investor Highlights

Company at Inflection Point with Multiple Near Term Catalysts

- 60%+ projected revenue growth for FY'17 (FYE April) and FY'18
- Turned Net Income positive in Q2/Q3 FY'17 with ~ $1.5M projected FY'17 Adjusted EBITDA*
- Pending acquisition of California University provides key regional accreditation status, additional scale and expands addressable market
- Recent $7.5mm PIPE fulfilled NASDAQ equity threshold uplisting requirement and yielded debt-free balance sheet

Disruptive Business Model

- Best in class customer acquisition metrics
- Low-cost, pay-as-you go tuition plan allows students to graduate with little or no debt
- Limited reliance on Federal Financial Aid (~21% of revenue compared to industry average of 80% to 90%)
- Unit economics among best in education sector: targeting 70%+ gross margins at scale

Large Addressable Growth Markets

- Nursing projected to be amongst the fastest growing occupations in U.S. and faces a shortage due to baby boomer retirements
- Aspen is capturing only 2% of BSN Completion Nursing starts providing significant growth opportunity

Strong Management Team

- Management team has strong expertise in internet advertising and for-profit education
- CEO Mike Mathews previously built Interclick, a data driven internet advertising network, subsequently sold to Yahoo for $270M

**This is a Non-GAAP financial measure - see slide 1 "Regulation G – Non-GAAP Financial Measures"*

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Confidential and Proprietary

Q&A    ASPEN GROUP, INC.